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          Supplement to the North American Senior Floating Rate Fund
                           August 6, 1998 Prospectus

Effective October 30, 1998, the Fund's investment adviser, CypressTree Asset Management Corporation, Inc. (CAM), has agreed to reimburse all of the Fund's expenses through November 30, 1998. The total Fund expenses for that period will be $0.00. After that date, unless reimbursement of all expenses is further extended by CAM, the expense cap will revert to the one described on page 3 of the Fund prospectus.


90411                                                           October 30, 1998

                        PROSPECTUS DATED AUGUST 6, 1998